SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2003 (September 1, 2003)

CRIIMI MAE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	33-94694	52-1931369
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Rockville Pike, Rockville, Maryland		20852
(Address of principal executive offices)		(Zip Code)

(301) 816-2300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Exhibit Index is on Page 4

Item 5.                                     Other Events

Attached hereto is the Report to Mortgage Certificateholders for the payment date September 1, 2003, concerning CRIIMI MAE Financial Corporation’s 7.00% Collateralized Mortgage Obligations due January 1, 2033.

Item 7.                                     Financial Statements and Exhibits

Exhibit 20.1	CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated September 1, 2003.

S I G N A T U R E

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Financial Corporation

September 11, 2003	By:	/s/ Cynthia O. Azzara
Cynthia O. Azzara
	Its:	Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description
20.1	CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated September 1, 2003